UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

__________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 22, 2006

(Date of earliest event reported)

CHEMOKINE THERAPEUTICS CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia		V6T 1Z3
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities.

On March 22, 2006 and March 23, 2006, Chemokine Therapeutics Corp. issued two press releases announcing that it placed an aggregate of 6,471,698 common shares with a group of primarily institutional investors at a price of CDN$1.06 per share, for gross proceeds of CDN$6.86 million.  A copy of the press releases issued on March 22, 2006 and March 23, 2006 are attached hereto as exhibit 99.1 and exhibit 99.2, respectively.

ITEM 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number

Description of Exhibit

99.1

Press release dated March 22, 2006.

99.2

Press release dated March 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemokine Therapeutics Corp.

Date:

March 23, 2006

By:  /s/ David Karp

David Karp
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

Description of Exhibit

99.1

Press release dated March 22, 2006.

99.2

Press release dated March 23, 2006.

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS CLOSES $5.8 MILLION PRIVATE PLACEMENT

Vancouver, BC (March 22, 2006) – Chemokine Therapeutics Corp. (the “Company”) (Toronto Stock Exchange: CTI; OTCBB: CHKT), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular and infectious disease, announced that today it placed 5,471,698 common shares (the “Shares”) with a group of primarily institutional investors at a price of CDN$1.06 per Share for gross proceeds of CDN$5.8 million.

The Company placed a four-month trading restriction on the Shares, commencing March 22, 2006, in accordance with Canadian securities laws and regulations. As part of the offering, the Company has agreed to register the Shares for trading in the United States. The Company will file, at its expense, a registration statement with the U.S. Securities and Exchange Commission within 30 days.

For services rendered in this transaction, the Company paid its agent a commission of CDN$344,500 and issued warrants to purchase 350,000 shares of common stock at a price of CDN$1.25, exercisable on or before March 22, 2008.

The net proceeds of the placement will be used to fund the pre-clinical and clinical development of our product candidates and for working capital and general corporate purposes.  After giving effect to this transaction, the Company has 38,397,205 common shares issued and outstanding.

“We welcome the participation of existing institutional investors in the private placement and believe the increase in investment reflects their confidence in the Company’s technology and the management team” said Dr. Hassan Salari, President and Chief Executive Officer.

The Company issued the Shares pursuant to the nonpublic offering exemption of Section 4(2) of the United States Securities Act of 1933, as amended (the "1933 Act"). The Company privately negotiated the placement of the Shares with sophisticated investors, and the Company made no public solicitation or distribution in connection with the placement of the Shares. The Shares have not been registered under the 1933 Act or the securities laws of any state of the United States, and may not be offered or sold in the United States absent registration or an applicable exemption therefrom under the 1933 Act and the securities laws of all applicable states. This press release is not an offer of securities in the United States.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration. Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five product candidates with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Chemokine Therapeutics Corp. David Karp Chief Financial Officer Phone: (604) 822-3347 E-mail: dkarp@chemokine.net	Frederica Bell Director of Investor Relations Phone: (604) 827-3131 E-mail: fbell@chemokine.net Internet: www.chemokine.net

Exhibit 99.2

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS CLOSES ADDITIONAL $1.06 MILLION PRIVATE PLACEMENT

Vancouver, BC (March 23, 2006) – Chemokine Therapeutics Corp. (the “Company”) (Toronto Stock Exchange: CTI; OTCBB: CHKT), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular and infectious disease, announced that today it placed 1,000,000 common shares (the “Shares”) with an institutional investor at a price of CDN$1.06 per Share for gross proceeds of CDN$1,060,000.  There were no agents’ fees paid on the transaction.  The placement was in addition to the 5,471,698 common shares for CDN$5.8 million placed earlier on March 22, 2006, increasing the gross proceeds of the private placements to CDN$6,860,000.

The Company placed a four-month trading restriction on the Shares, commencing March 22, 2006, in accordance with Canadian securities laws and regulations. As part of the offering, the Company has agreed to register the Shares for trading in the United States. The Company will file, at its expense, a registration statement with the U.S. Securities and Exchange Commission within 30 days.

The net proceeds of the placement will be used to fund the pre-clinical and clinical development of our product candidates and for working capital and general corporate purposes.  After giving effect to this transaction, the Company has 39,397,205 common shares issued and outstanding.

The Company issued the Shares pursuant to the nonpublic offering exemption of Section 4(2) of the United States Securities Act of 1933, as amended (the "1933 Act"). The Company privately negotiated the placement of the Shares with sophisticated investors, and the Company made no public solicitation or distribution in connection with the placement of the Shares. The Shares have not been registered under the 1933 Act or the securities laws of any state of the United States, and may not be offered or sold in the United States absent registration or an applicable exemption therefrom under the 1933 Act and the securities laws of all applicable states. This press release is not an offer of securities in the United States.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration. Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five product candidates with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Chemokine Therapeutics Corp. David Karp Chief Financial Officer Phone: (604) 822-3347 E-mail: dkarp@chemokine.net	Frederica Bell Director of Investor Relations Phone: (604) 827-3131 E-mail: fbell@chemokine.net Internet: www.chemokine.net